UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2017

CAROLINA FINANCIAL CORPORATION

(Exact Name of Registrant As Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19029	57-1039637
(Commission File Number)	(I.R.S. Employer Identification No.)

288 Meeting Street, Charleston, South Carolina	29401
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported, effective March 18, 2017, Carolina Financial Corporation (“Carolina Financial”), the holding company for CresCom Bank, completed its acquisition of Greer Bancshares Incorporated (“Greer”), the holding company for Greer State Bank, pursuant to the Agreement and Plan of Merger, dated as of November 7, 2016, between Carolina Financial and Greer. At closing, Greer merged with and into Carolina Financial, with Carolina Financial as the surviving corporation, and Greer State Bank, a South Carolina state bank, also merged with and into CresCom Bank, a South Carolina state bank, with CresCom Bank surviving the merger and continuing its corporate existence.

Under the terms of the Agreement and Plan of Merger, Greer shareholders have the right to receive either $18.00 in cash or 0.782 shares of Carolina Financial common stock, or a combination thereof, for each share of Greer common stock they owned immediately prior to the merger, subject to the limitation that 10% of the outstanding shares of Greer common stock will be exchanged for cash and 90% of the outstanding shares of Greer common stock will be exchanged for shares of Carolina Financial common stock. Materials instructing the former shareholders of Greer on the procedures to make the stock / cash election and surrender their Greer certificates were mailed on March 27, 2017 and the election deadline is 5:00 p.m. Eastern Time on May 17, 2017.

The foregoing description of the Agreement and Plan of Merger does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger, which is incorporated herein by reference as Exhibit 2.1.

This report is being amended to add the required historical and pro forma financial statements as exhibits within the time period permitted by the instructions to Form 8-K.

Forward-Looking Statements

This Form 8-K contains certain forward-looking statements, including certain plans, expectations, goals, and projections, and including statements about the benefits of the merger between Carolina Financial and Greer, which are subject to numerous assumptions, risks, and uncertainties.  Actual results could differ materially from those anticipated by such statements for a variety of factors including, without limitation: the businesses of Carolina Financial and Greer may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected timeframes; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in Carolina Financial’s Annual Report on Form 10-K and documents subsequently filed by Carolina Financial with the Securities and Exchange Commission.  All forward-looking statements included in this Form 8-K are based on information available at the time of the filing.  Carolina Financial assumes no obligation to update any forward-looking statement.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Greer as of December 31, 2016 and December 31, 2015, and the independent auditor’s report thereon, as well as the accompanying notes thereto, are filed as Exhibit 99.1.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements of Carolina Financial and Greer as of and for the year ended December 31, 2016, are filed as Exhibit 99.2.

(d)	Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger by and between Carolina Financial Corporation and Greer Bancshares Incorporated, dated November 7, 2016 (incorporated by reference to Exhibit 2.2 to Carolina Financial’s Registration Statement on Form S-3 (File Number 333-215312) filed on December 23, 2016).

23.1	Consent of Elliott Davis Decosimo, LLC.

99.1	Audited Consolidated Financial Statements of Greer as of December 31, 2016 and December 31, 2015, and the Independent Auditor’s Report thereon, as well as the accompanying Notes thereto.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Carolina Financial and Greer as of and for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA FINANCIAL CORPORATION,
Registrant

By:	/s/ William A. Gehman, III
Name:	William A. Gehman, III
Title:	Chief Financial Officer

Dated: March 30, 2017